                             UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           October 14, 1998


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

    The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the third quarter of 1998, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued October 13, 1998

October 13, 1998

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                       MEDIA
Tom A. Nicholson          Scott E. Reed                        Bob Denham
Senior Vice President     Senior Executive Vice President      Vice President
Investor Relations        Chief Financial Officer              Public Relations
(336) 733-3058            (336) 733-3088                       (336) 733-2202

BB&T reports 24.3% increase in 3rd quarter earnings per share

    WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBK) reported today that earnings for the third quarter of 1998 totaled $132.1 million, or $.46 per diluted share, before after tax nonrecurring charges of $4.9 million associated with completing the merger with Franklin Bancorporation, Inc., of Washington, D.C.

    Excluding the expenses related to the Franklin merger, BB&T's earnings per share increased 24.3% compared to the third quarter of 1997. Results from 1997 exclude nonrecurring charges primarily associated with completing the merger with United Carolina Bancshares Corporation (UCB). Recurring net income increased 21.3% compared to the same period a year ago. BB&T's current quarter results produced a return on average assets of 1.64% and a return on average equity of 21.41%, compared to prior year ratios of 1.48% and 18.80%, respectively.

    BB&T's "cash basis" operating results (which exclude the effect that intangible assets and related amortization expense have on net income, total assets and shareholders' equity) for the three months ended September 30, 1998, demonstrated significant improvement compared to the third quarter of 1997. Cash basis net income, excluding nonrecurring items, totaled $137.8 million, or $.48 per diluted share, for the third quarter of 1998, an increase of 22.9% and 23.1%, respectively, over comparable prior year amounts. Cash basis earnings generated a return on average tangible assets of 1.72% and a return on average tangible equity of 24.87%.

    For the nine months ended September 30, 1998, BB&T's net income was $376.3 million, or $1.29 per diluted share, before nonrecurring charges totaling $11.0 million after tax associated with the acquisition of Life Bancorp, Inc., of Norfolk, Va., in the first quarter of the year and the merger with Franklin, completed in the current quarter. These earnings represent an increase of 20.0% and 20.6%, respectively, over the $313.7 million, or $1.07 per diluted share, earned in the first nine months of 1997.

                                      MORE

    Including the merger-related expenses, net income for the third quarter of 1998 increased to $127.2 million, or $.44 per diluted share, compared to $66.2 million, or $.23 per diluted share, for the third quarter in 1997, which included nonrecurring charges of $42.7 million after tax primarily in connection with completing the merger with UCB. Net income for the nine months ended September 30, 1998, increased 34.8% to $365.3 million, or $1.25 per diluted share, compared to $271.0 million, or $.93 per diluted share, for the first nine months of 1997.

    "It is a pleasure to report outstanding third quarter earnings and excellent progress in our efforts to grow our franchise," said Chairman and Chief Executive Officer John A. Allison. "We benefited from a strong performance by our noninterest income-generating business segments, improvement in our net interest margin, which was 4.40% for the third quarter, and better overall management of noninterest expenses. Noninterest income grew 33.1% in the third quarter compared to the same period in 1997 and our cash basis efficiency ratio improved to 49.8%, which represents a significant achievement for BB&T. This level of efficiency places BB&T firmly in the top 10% of bank holding companies."

    BB&T completed two acquisitions during the third quarter. On July 1, BB&T completed its merger with Franklin, which has total assets of $740 million and operates nine full service branches. The acquisition marked BB&T's initial entry into the metro Washington, D.C. market. On September 30, BB&T acquired Maryland Federal Bancorp, Inc., of Hyattsville, Md. Maryland Federal, with $1.2 billion in assets, conducts operations through 28 branches in Maryland and the greater Washington, D.C. area.

    On August 10, BB&T announced plans to acquire Scott & Stringfellow Financial Inc., an investment banking firm based in Richmond, Va. Scott & Stringfellow, with 31 offices in the Carolinas, Virginia and West Virginia, offers a wide range of investment-related services while managing more than $10 billion in assets for its corporate and individual customers.

    On August 26, BB&T announced that it will acquire MainStreet Financial Corporation of Martinsville, Va. MainStreet has approximately $2 billion in assets and operates 49 banking offices: 46 in Virginia and three in Maryland. This merger will significantly expand BB&T's presence in Virginia and metropolitan Washington, D.C., where BB&T will operate 137 banking offices and have approximately $7.4 billion in assets.

     "These transactions enhance our market presence in very strong areas in Virginia, Maryland and Washington, D.C.," said Mr. Allison. "These markets are among the nation's leaders in per capita income, education, employment and population growth. We are excited about our prospects for growth and increased profitability following these acquisitions."

    BB&T had $33.9 billion in assets and 540 banking offices in the Carolinas, Virginia, Maryland and Washington, D.C., as of September 30, 1998. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBK. The closing price of BB&T's common stock on October 9 was $28.00 per share.




                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 3                                        Investor Relations          FAX(336) 733-3132

                                                                  For the Three Months Ended                 Increase (Decrease)
(Dollars in thousands, except per share data)                       9/30/1998             9/30/1997          $                  %
INCOME STATEMENT

   Interest income - taxable equivalent                          $             639,144  $      590,527  $      48,617          8.2 %
   Interest expense                                                            309,119         284,195         24,924          8.8

   Net interest income - taxable equivalent                                    330,025         306,332         23,693          7.7

   Less: Taxable equivalent adjustment                                          16,174          14,290          1,884         13.2

    Net interest income                                                        313,851         292,042         21,809          7.5

   Provision for loan & lease losses                                            20,015          21,845         (1,830)        (8.4)

    Net interest income after provision for
      loan & lease losses                                                      293,836         270,197         23,639          8.7

   Noninterest income                                                          137,091         150,763        (13,672)        (9.1)
   Noninterest expense                                                         244,365         314,966        (70,601)       (22.4)

   Income before income taxes                                                  186,562         105,994         80,568         76.0
   Provision for income taxes                                                   59,354          39,759         19,595         49.3

    Net income                                                   $             127,208  $       66,235  $      60,973         92.1 %

PER SHARE DATA

   Basic earnings                                                $                 .45  $          .23  $         .22         95.7 %
   Diluted earnings                                                                .44             .23            .21         91.3

   Weighted average shares -     Basic                                     284,261,612     285,456,768
                               Diluted                                     289,997,773     290,857,220
   Dividends paid on common shares                               $                .175  $         .155  $         .02         12.9 %
PERFORMANCE RATIOS

   Return on average assets                                                       1.58 %           .90 %
   Return on average equity                                                      20.62           11.43
   Net yield on earning assets (taxable equivalent)                               4.40            4.45
   Efficiency (taxable equivalent) *                                              51.1            51.0


                                                                  For the Nine Months Ended                     Increase (Decrease)
(Dollars in thousands, except per share data)                               9/30/1998       9/30/1997          $                  %
INCOME STATEMENT

   Interest income - taxable equivalent                                   $  1,886,854  $    1,717,535  $     169,319          9.9 %
   Interest expense                                                            918,007         815,083        102,924         12.6

   Net interest income - taxable equivalent                                    968,847         902,452         66,395          7.4

   Less: Taxable equivalent adjustment                                          47,104          37,918          9,186         24.2

    Net interest income                                                        921,743         864,534         57,209          6.6

   Provision for loan & lease losses                                            64,310          68,015         (3,705)        (5.4)

    Net interest income after provision for
      loan & lease losses                                                      857,433         796,519         60,914          7.6

   Noninterest income                                                          388,970         346,695         42,275         12.2
   Noninterest expense                                                         711,722         725,178        (13,456)        (1.9)

   Income before income taxes                                                  534,681         418,036        116,645         27.9
   Provision for income taxes                                                  169,349         147,058         22,291         15.2

    Net income                                                            $    365,332  $      270,978  $      94,354         34.8 %

PER SHARE DATA

   Basic earnings                                                         $       1.28  $          .94  $         .34         36.2 %
   Diluted earnings                                                               1.25             .93            .32         34.4

   Weighted average shares -                          Basic                286,410,415     288,114,906
                                                    Diluted                292,505,930     292,933,116
   Dividends paid on common shares                                        $       .485  $         .425  $         .06         14.1 %
PERFORMANCE RATIOS

   Return on average assets                                                       1.54 %          1.27 %
   Return on average equity                                                      19.78           15.75
   Net yield on earning assets (taxable equivalent)                               4.35            4.48
   Efficiency (taxable equivalent) *                                              51.5            51.4


NOTES:   Applicable  ratios are  annualized.  All per share data (and  weighted  average  shares) have been  restated to reflect the
         2-for-1 stock split  effective on August 3, 1998.
         * Excludes  securities  gains  (losses),  foreclosed  property  expense & nonrecurring items.


                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 4                                        Investor Relations          FAX(336) 733-3132


                                                                           For the Three Months Ended           Increase (Decrease)
(Dollars in thousands, except per share data)                               9/30/1998       9/30/1997            $              %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                                   $    639,144  $      590,527       $ 48,617          8.2 %
   Interest expense                                                            309,119         284,195         24,924          8.8

   Net interest income - taxable equivalent                                    330,025         306,332         23,693          7.7

   Less: Taxable equivalent adjustment                                          16,174          14,290          1,884         13.2

    Net interest income                                                        313,851         292,042         21,809          7.5

   Provision for loan & lease losses                                            20,015          21,845         (1,830)        (8.4)

    Net interest income after provision for
      loan & lease losses                                                      293,836         270,197         23,639          8.7

   Noninterest income                                                          137,091         102,980         34,111         33.1
   Noninterest expense                                                         237,825         208,861         28,964         13.9

   Income before income taxes                                                  193,102         164,316         28,786         17.5
   Provision for income taxes                                                   60,965          55,403          5,562         10.0

    Net income excluding nonrecurring items                                    132,137         108,913         23,224         21.3

    Nonrecurring items, net of tax                                               4,929          42,678        (37,749)        NM

    Net income                                                            $    127,208  $       66,235         60,973         92.1 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                         $        .46  $          .38  $         .08         21.1 %
   Diluted earnings                                                                .46             .37            .09         24.3

   Weighted average shares -                          Basic                284,261,612     285,456,768
                                                    Diluted                289,997,773     290,857,220
   Dividends paid on common shares                                        $       .175  $         .155  $         .02         12.9 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                 1.64 %                1.48 %
   Return on average equity                                                21.41                 18.80
   Net yield on earning assets (taxable equivalent)                         4.40                  4.45
   Efficiency (taxable equivalent) *                                        51.1                  51.0


                                                                            For the Nine Months Ended          Increase (Decrease)
(Dollars in thousands, except per share data)                               9/30/1998       9/30/1997          $                %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                                   $  1,886,854  $    1,717,535  $     169,319          9.9 %
   Interest expense                                                            918,007         815,083        102,924         12.6

   Net interest income - taxable equivalent                                    968,847         902,452         66,395          7.4

   Less: Taxable equivalent adjustment                                          47,104          37,918          9,186         24.2

    Net interest income                                                        921,743         864,534         57,209          6.6

   Provision for loan & lease losses                                            64,310          68,015         (3,705)        (5.4)

    Net interest income after provision for
      loan & lease losses                                                      857,433         796,519         60,914          7.6

   Noninterest income                                                          388,970         298,912         90,058         30.1
   Noninterest expense                                                         697,367         619,073         78,294         12.6

   Income before income taxes                                                  549,036         476,358         72,678         15.3
   Provision for income taxes                                                  172,752         162,702         10,050          6.2

    Net income excluding nonrecurring items                                    376,284         313,656         62,628         20.0

    Nonrecurring items, net of tax                                              10,952          42,678        (31,726)        NM

    Net income                                                            $    365,332  $      270,978  $      94,354         34.8 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                                         $       1.31  $         1.09  $         .22         20.2 %
   Diluted earnings                                                               1.29            1.07            .22         20.6

   Weighted average shares -                          Basic                286,410,415     288,114,906
                                                    Diluted                292,505,930     292,933,116
   Dividends paid on common shares                                        $       .485  $         .425  $         .06         14.1 %
PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                                       1.58 %          1.47 %
   Return on average equity                                                      20.37           18.23
   Net yield on earning assets (taxable equivalent)                               4.35            4.48
   Efficiency (taxable equivalent) *                                              51.5            51.4

NOTES:   Applicable  ratios are  annualized.  All per share data (and  weighted  average  shares) have been  restated to reflect the
         2-for-1 stock split  effective on August 3, 1998.
         * Excludes  securities  gains  (losses),  foreclosed  property  expense & nonrecurring items for all periods.
         NM - not meaningful.


                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 5                                        Investor Relations          FAX(336) 733-3132

                                                                       As of / For the Nine Months Ended       Increase (Decrease)
(Dollars in thousands)                                                     9/30/1998       9/30/1997             $                %
SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                                          $  8,270,849  $    7,354,988  $     915,861         12.5 %
   Loans & leases                                                           23,138,218      20,119,225      3,018,993         15.0
   Allowance for loan & lease losses                                           313,769         270,068         43,701         16.2
   Other earning assets                                                        241,785          70,314        171,471        243.9

    Total earning assets                                                    31,498,647      27,472,966      4,025,681         14.7

    Total assets                                                            33,875,788      29,205,372      4,670,416         16.0

   Noninterest-bearing deposits                                              3,026,236       2,776,847        249,389          9.0
   Interest-bearing deposits                                                19,071,419      17,652,913      1,418,506          8.0

    Total deposits                                                          22,097,655      20,429,760      1,667,895          8.2

   Short-term borrowed funds                                                 4,087,763       2,827,590      1,260,173         44.6
   Long-term debt                                                            4,386,201       3,251,531      1,134,670         34.9

    Total interest-bearing liabilities                                      27,545,383      23,732,034      3,813,349         16.1

    Total shareholders' equity                                            $  2,738,472  $    2,280,803  $     457,669         20.1 %

   Average balances

   Securities, at amortized cost                                          $  7,616,748  $    7,239,229  $     377,519          5.2 %
   Loans & leases                                                           21,924,505      19,566,542      2,357,963         12.1
   Other earning assets                                                        186,068          80,520        105,548        131.1

    Total earning assets                                                    29,727,321      26,886,291      2,841,030         10.6

    Total assets                                                            31,781,170      28,517,575      3,263,595         11.4

   Noninterest-bearing deposits                                              2,846,159       2,617,205        228,954          8.7
   Interest-bearing deposits                                                18,356,880      17,769,602        587,278          3.3

    Total deposits                                                          21,203,039      20,386,807        816,232          4.0

   Short-term borrowed funds                                                 3,732,965       2,770,875        962,090         34.7
   Long-term debt                                                            3,858,294       2,727,802      1,130,492         41.4

    Total interest-bearing liabilities                                      25,948,139      23,268,279      2,679,860         11.5

    Total shareholders' equity                                            $  2,469,469  $    2,300,780  $     168,689          7.3 %


NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.



                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 6                                        Investor Relations          FAX(336) 733-3132

                                                                        As of / For the Quarter Ended
(Dollars in thousands, except per share data)   9/30/1998        6/30/1998       3/31/1998       12/31/1997        9/30/1997
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS

   Interest income - taxable equivalent

   Interest & fees on loans & leases                       $     510,077  $    497,138  $      484,365  $     472,183  $   463,098
   Interest & dividends on securities                            127,019       129,900         130,509        127,542      126,630
   Interest on short-term investments                              2,048         2,801           2,997          1,761          799
    Total interest income - taxable equivalent                   639,144       629,839         617,871        601,486      590,527

   Interest expense

   Interest on deposits                                          202,862       201,654         198,216        197,319      197,722
   Interest on short-term borrowed funds                          46,501        53,217          48,244         44,115       40,353
   Interest on long-term debt                                     59,756        53,698          53,859         50,446       46,120
    Total interest expense                                       309,119       308,569         300,319        291,880      284,195

   Net interest income - taxable equivalent                      330,025       321,270         317,552        309,606      306,332

   Less: Taxable equivalent adjustment                            16,174        15,692          15,238         15,369       14,290

    Net interest income                                          313,851       305,578         302,314        294,237      292,042

   Provision for loan & lease losses                              20,015        21,955          22,340         22,443       21,845

    Net interest income after provision for
      loan & lease losses                                        293,836       283,623         279,974        271,794      270,197

   Noninterest income

   Service charges on deposits                                    42,854        42,254          41,466         37,844       37,087
   Mortgage banking activities                                    22,485        22,688          15,263         13,381       13,439
   Trust revenue                                                   8,997         8,006           7,819          8,097        8,498
   Agency insurance commissions                                   12,346        12,180          14,036          9,664        9,775
   Other insurance commissions                                     2,798         3,210           2,979          3,564        2,696
   Other nondeposit fees & commissions                            29,760        27,457          24,837         24,729       22,870
   Securities gains, net                                           2,064         1,188           2,460          1,696        1,016
   Other income                                                   15,787        13,253          12,783         12,946        7,599
    Total noninterest income                                     137,091       130,236         121,643        111,921      102,980

   Noninterest expense

   Personnel expense                                             120,145       118,182         115,051        108,771      106,337
   Occupancy & equipment expense                                  39,518        39,971          37,083         36,115       35,556
   Foreclosed property expense                                       217           635             828            948          707
   Amortization of intangibles
     & servicing rights                                           11,058        11,027          10,167          7,191        6,129
   Other noninterest expense                                      66,887        64,883          61,715         60,231       60,132
    Total noninterest expense                                    237,825       234,698         224,844        213,256      208,861

   Income before income taxes                                    193,102       179,161         176,773        170,459      164,316
   Provision for income taxes                                     60,965        56,478          55,309         55,576       55,403

    Net income                                            $      132,137  $    122,683  $      121,464  $     114,883  $   108,913

PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                                         $          .46  $        .43  $          .42  $         .40  $       .38
   Diluted earnings                                                  .46           .42             .41            .39          .37
   Dividends paid                                                   .175          .155            .155           .155         .155
   Book value                                             $         9.42  $       8.62  $         8.62  $        8.46  $      8.01

NOTES:   Applicable  ratios are  annualized.  All per share data (and  weighted  average  shares) have been  restated to reflect the
         2-for-1 stock split effective on August 3, 1998.


                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 7                                        Investor Relations          FAX(336) 733-3132

                                                                               As of / For the Quarter Ended
(Dollars in thousands)                                      9/30/1998       6/30/1998      3/31/1998      12/31/1997      9/30/1997
PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                                         1.64 %        1.53 %          1.57 %        1.52 %        1.48 %
   Return on average equity                                        21.41         19.97           19.73          19.62        18.80
   Net yield on earning assets (taxable equivalent)                 4.40          4.29            4.37           4.37         4.45
   Efficiency (taxable equivalent) *                                51.1          52.0            51.3           50.6         51.0
   Noninterest income as a percentage of total
    income (taxable equivalent) *                                   29.0          28.7            27.3           26.3         25.0
   Equity as a percentage of total assets
    end of period                                                    8.1           7.7             7.7            7.8          7.8
   Average earning assets as a percentage
    of average total assets                                         93.5          93.7            93.4           93.8         94.2
   Average loans & leases as a percentage
    of average deposits                                            104.5         103.6           102.1          100.5         98.0

CASH BASIS PERFORMANCE**

   Net income excluding nonrecurring items                 $     137,769  $    127,931  $      126,517  $     118,719  $   112,141
   Diluted earnings per share                                        .48           .44             .43            .41          .39
   Return on average tangible assets                                1.72 %        1.61 %          1.65 %         1.58 %       1.53 %
   Return on average tangible equity                               24.87         22.97           22.62          21.77        20.55
   Efficiency ratio (taxable equivalent) *                          49.8          50.8            50.1           49.6         50.2

SELECTED BALANCE SHEET DATA

   End of period balances

   Securities, at carrying value                           $   8,270,849  $  7,539,724  $    7,969,566  $   7,594,263  $ 7,354,988
   Loans & leases                                             23,138,218    22,288,027      21,839,178     21,233,870   20,119,225
   Allowance for loan & lease losses                             313,769       294,226         286,742        279,596      270,068
   Other earning assets                                          241,785       187,795         209,915        302,867       70,314
    Total earning assets                                      31,498,647    29,935,288      29,939,448     29,049,751   27,472,966

    Total assets                                              33,875,788    32,159,363      32,148,679     31,290,247   29,205,372

   Noninterest-bearing deposits                                3,026,236     2,998,966       2,906,193      2,973,151    2,776,847
   Interest-bearing deposits                                  19,071,419    18,582,154      18,322,232     18,402,823   17,652,913
    Total deposits                                            22,097,655    21,581,120      21,228,425     21,375,974   20,429,760

   Short-term borrowed funds                                   4,087,763     3,534,220       4,198,477      3,493,199    2,827,590
   Long-term debt                                              4,386,201     4,081,840       3,740,225      3,534,203    3,251,531
    Total interest-bearing liabilities                        27,545,383    26,198,214      26,260,934     25,430,225   23,732,034

    Total shareholders' equity                                 2,738,472     2,465,782       2,482,561      2,439,110    2,280,803

   Goodwill                                                      388,294       235,561         215,365        206,997      111,568
   Core deposit & other intangibles                                6,180         6,502           6,461          6,837        7,213
    Total intangibles                                            394,474       242,063         221,826        213,834      118,781

    Mortgage servicing rights                                     98,433        87,519          72,353         68,780       64,911

    Negative goodwill                                      $      28,310  $     29,871  $       31,431  $      32,992  $    34,494

   Average balances

   Securities, at amortized cost                           $   7,461,704  $  7,725,496  $    7,665,281  $   7,389,149  $ 7,383,652
   Loans & leases                                             22,271,025    22,105,607      21,387,170     20,561,612   19,989,459
   Other earning assets                                          149,583       201,021         208,245        132,185       62,546
    Total earning assets                                      29,882,312    30,032,124      29,260,696     28,082,946   27,435,657

    Total assets                                              31,952,749    32,068,458      31,315,298     29,939,928   29,124,995

   Noninterest-bearing deposits                                2,933,474     2,868,428       2,734,387      2,754,793    2,679,346
   Interest-bearing deposits                                  18,384,264    18,468,089      18,216,443     17,698,977   17,720,933
    Total deposits                                            21,317,738    21,336,517      20,950,830     20,453,770   20,400,279

   Short-term borrowed funds                                   3,488,026     4,029,351       3,683,668      3,313,540    3,031,576
   Long-term debt                                              4,167,594     3,700,977       3,701,186      3,358,158    3,068,112
    Total interest-bearing liabilities                        26,039,884    26,198,417      25,601,297     24,370,675   23,820,621

    Total shareholders' equity                             $   2,448,113  $  2,463,748  $    2,497,084  $   2,323,200  $ 2,298,912

RISK-BASED CAPITAL***

   Risk-based capital:
    Tier 1                                                 $   2,244,330  $  2,166,004  $    2,209,375  $   2,153,212  $ 2,093,592
    Total                                                      3,334,852     3,291,604       2,968,844      2,909,563    2,848,266
   Risk-based capital ratios:
    Tier 1                                                          10.0 %        10.2 %          10.5 %         10.3 %       10.1 %
    Total                                                           14.8          15.5            14.0           13.9         13.7
   Leverage capital ratio                                            7.1           6.8             7.1            7.3          7.2

NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable  ratios are  annualized.  All per share data (and  weighted  average  shares) have been  restated to reflect the
         2-for-1 stock split  effective on August 3, 1998.
         * Excludes  securities  gains  (losses),  foreclosed  property  expense & nonrecurring items for all periods.
         ** Cash basis operating results exclude the effect on earnings of amortization  expense applicable to intangible assets that do not  qualify as  regulatory  capital.  Cash basis  performance  ratios  exclude  the effect of  amortization  of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying  intangibles from assets and equity.
         *** Current quarter estimated.


                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 8                                        Investor Relations          FAX(336) 733-3132

                                                                               As of / For the Quarter Ended
(Dollars in thousands, except per share data)               9/30/1998       6/30/1998      3/31/1998      12/31/1997      9/30/1997
ASSET QUALITY ANALYSIS

   Allowance For Loan & Lease Losses
    Beginning balance                                      $     294,226  $    286,742  $      279,596  $     270,068  $   264,826
    Allowance for acquired loans                                  15,542         1,269               -         12,012        1,690
    Provision for loan & lease losses                             20,015        21,955          22,340         29,995       21,845
    Charge-offs                                                  (21,220)      (20,782)        (20,681)       (36,183)     (22,920)
    Recoveries                                                     5,206         5,042           5,487          3,704        4,627
      Ending balance                                       $     313,769  $    294,226  $      286,742  $     279,596  $   270,068

   Nonperforming Assets
    Nonaccrual loans & leases                              $      83,623  $     78,919  $       92,971  $      99,938  $    74,735
    Foreclosed real estate                                        20,570        19,476          15,477         20,937       16,531
    Other foreclosed property                                     11,322        13,911          14,603         13,986       13,914
    Restructured loans                                               525           528               -          1,377        1,532
      Nonperforming assets                                 $     116,040  $    112,834  $      123,051  $     136,238  $   106,712

    Loans 90 days or more past due
      & still accruing                                     $      46,873  $     48,947  $       42,257  $      44,362  $    40,075

   Asset Quality Ratios
    Nonaccrual loans & leases as a
      percentage of total loans & leases                             .36 %         .35 %           .43 %          .47 %        .37 %
    Nonperforming assets as a percentage of:
      Total assets                                                   .34           .35             .38            .44          .37
      Loans & leases plus
       foreclosed property                                           .50           .51             .56            .64          .53
    Net charge-offs as a percentage of
      average loans & leases                                         .29           .29             .29            .63          .36
    Allowance for loan & lease losses as
      a percentage of loans & leases                                1.36          1.32            1.31           1.32         1.34
    Ratio of allowance for loan & lease losses to:
      Net charge-offs                                               4.94 x        4.66 x          4.65 x         2.17 x       3.72 x
      Nonaccrual and restructured loans & leases                    3.73          3.70            3.08           2.76         3.54

MEMO ITEMS

   Unrealized appreciation on securities
    available for sale, net of tax                         $      92,472  $     49,739  $       48,122  $      49,368  $    43,433
   Common stock prices (daily close):    High                      36.03         34.06           33.84          32.50        27.56
                                         Low                       28.00         32.03           29.03          25.97        22.66
                                         End of period     $       29.94  $      33.81  $        33.84  $       32.03  $     26.72
   Weighted average shares -             Basic               284,261,612   286,202,810     288,816,880    285,598,814  285,456,768
                                         Diluted             289,997,773   292,403,822     295,173,066    291,097,614  290,857,220
   End of period shares outstanding*                         290,805,799   142,974,787     144,061,025    144,084,236  142,333,251
   End of period banking offices                                     540           524             527            532          512

                                                                       As of / For the Nine Months Ended    Increase / (Decrease)
(Dollars in thousands)                                                     9/30/1998       9/30/1997            $              %

   Allowance For Loan & Lease Losses
    Beginning balance                                                     $    279,596  $      243,568  $      36,028         14.8 %
    Allowance for acquired loans                                                16,811           5,501         11,310        205.6
    Provision for loan & lease losses                                           64,310          68,015         (3,705)        (5.4)
    Charge-offs                                                                (62,683)        (61,646)         1,037          1.7
    Recoveries                                                                  15,735          14,630          1,105          7.6
      Ending balance                                                      $    313,769  $      270,068  $      45,775         16.9 %

   Asset Quality Ratios
    Net charge-offs as a percentage of
      average loans & leases                                                       .29 %           .32 %
    Ratio of allowance for loan & lease losses to
      net charge-offs                                                             5.00 x          4.30 x


NOTES:   All items referring to loans & leases include loans held for sale & are net of unearned income.
         Applicable  ratios are  annualized.  All per share data (and  weighted  average  shares) have been  restated to reflect the
         2-for-1 stock split effective on August 3, 1998.
         *End of period shares reflect the 2-for-1 stock split following the August 3, 1998, effective date. Shares reflected prior to the effective date are stated as originally reported.


                         QUARTERLY PERFORMANCE SUMMARY                            Tom A. Nicholson
                          BB&T Corporation (NYSE:BBK)                             Senior Vice President          (336) 733-3058
                                    Page 9                                        Investor Relations          FAX(336) 733-3132

                                                                                   For the Quarter Ended
                                                             9/30/1998     6/30/1998       3/31/1998     12/31/1997      9/30/1997
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities*                                                      6.80 %        6.73 %          6.83 %         6.90 %       6.86 %
   Loans & leases                                                   9.10          9.01            9.16           9.12         9.21
   Other earning assets                                             5.43          5.59            5.84           5.29         5.07

    Total earning assets*                                           8.51          8.40            8.52           8.52         8.57

   Interest expense:
   Interest-bearing deposits                                        4.38          4.38            4.41           4.42         4.43
   Short-term borrowed funds                                        5.29          5.30            5.31           5.28         5.28
   Long-term debt                                                   5.71          5.81            5.87           5.98         5.98

    Total interest-bearing liabilities                              4.71          4.72            4.75           4.75         4.74

   Net yield on earning assets                                      4.40 %        4.29 %          4.37 %         4.37 %       4.45 %

NOTE:    *Yields calculated based on securities at amortized cost.


                                                                                             As of
(Dollars in thousands)                                                                     9/30/1998
DERIVATIVES: INTEREST RATE SWAPS, CAPS, FLOORS & COLLARS
                                                                          Notional          Receive        Pay         Unrealized
   Type                                                                    Amount             Rate         Rate      Gains (Losses)

   Receive fixed swaps                                                    $  1,110,600            6.45 %       5.64 % $   52,283
   Pay fixed swaps                                                           1,104,298            5.66         5.71       (6,420)
   Basis swaps                                                                 100,000            5.77         5.59           (1)
   Caps, floors & collars                                                    1,247,250            --           --            258

   Total                                                                  $  3,562,148            6.04 %       5.67 % $   46,120

                                                                                             One Year       One to        After
   Contractual Maturity Schedule                                              Total          or Less      Five Years   Five Years

   Receive fixed swaps                                                    $  1,110,600  $      550,600  $     300,000 $  260,000
   Pay fixed swaps                                                           1,104,298       1,010,600         62,820     30,878
   Basis swaps                                                                 100,000         100,000             --         --
   Caps, floors & collars                                                    1,247,250         500,000        747,250         --

   Total                                                                  $  3,562,148  $    2,161,200  $   1,110,070 $  290,878



                               S I G N A T U R E

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BB&T CORPORATION
                                         (Registrant)

                                 By:     /S/ SHERRY A. KELLETT

                                         Sherry A. Kellett
                                         Executive Vice President and Controller
                                         (Principal Accounting Officer)

Date:  October 14, 1998